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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                December 14, 2006
                Date of Report (Date of earliest event reported)

                          COLLINS & AIKMAN CORPORATION
             (Exact name of registrant as specified in its charter)

              Delaware                             1-10218                     13-3489233
  (State or other jurisdiction of          (Commission file number)         (I.R.S. Employer
   incorporation or organization)                                         Identification No.)

                              26533 Evergreen Road
                           Southfield, Michigan 48076
                    (Address of principal executive offices)

                                 (248) 728-4500
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On December 14, 2006, the United States Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") approved the motion of Collins & Aikman Corporation, together with the its domestic debtor subsidiaries (collectively, the "Company") on an interim basis for authority to enter into an agreement (the "Customer Agreement") with certain of its customers. The agreement, among other things: (1) provides that the Company shall file a plan and accompanying disclosure statement that conforms with the terms agreed to by the parties, including releases of liability for the parties to the Customer Agreement, which the parties agree to support subject to certain conditions; (2) provides that certain customers will continue to pay the Company for component parts on an expedited basis; (3) allocates costs and expenses related to the Company's plastics and convertible plants to the Company and certain customers;
(4) subject to certain conditions, provides a consent to the Company's use of certain cash collateral in order to satisfy its obligations to fund its allocable share of the budgeted costs related to the Customer Agreement and the plan; (5) allows for the payment of certain employee bonuses; (6) provides that, subject to certain conditions, the customers will not exercise any setoff or reductions against post petition accounts payable, other than ordinary course setoffs; (7) specifies the treatment of certain customer claims in connection with the confirmation of a plan of reorganization; (8) provides that, subjection to certain conditions, the customers will support the Company's efforts to sell specified plants and divisions, either as a whole or in part, to one or more qualified buyers; (9) obligates certain customers to purchase most of the inventory allocable to the Company's plastics and convertible divisions inventory on the fifth business day following entry of the approval order; and
(10) provides that the customers will not, for a specified period of time, resource certain of their programs with the Company.

         Also on December 14, 2006, the Bankruptcy Court approved the motion of the Company for authority to enter into an amendment to the Company's Amended and Restated Revolving Credit, Term Loan and Guaranty Agreement dated July 28, 2005 (the "DIP Facility"). The amendment to the DIP Facility, among other things: (1) provides the Company with authority to enter into the Customer Agreement; (2) provides, subject to certain limitations, the Company with authority to sell assets and engage in related transactions; (3) specifies a "proceed sharing" mechanism for the proceeds of transactions differ; and (4) allows for the modifications to certain representations and warranties and covenants.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 20, 2006


                                       COLLINS & AIKMAN CORPORATION


                                       By: /s/  John Boken
                                          -------------------------------------
                                       Name:    John Boken
                                       Title:   Chief Restructuring Officer